UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 12, 2013

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34115	04-3387074
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                              Regulation FD Disclosure.

Sonus Networks, Inc. (the “Company”) has issued a press release on December 13, 2013 announcing entry into an Agreement and Plan of Merger, dated as of December 12, 2013 (the “Merger Agreement”), by and among the Company, Purple Acquisition Subsidiary, Inc. (“Transitory Subsidiary”) and Performance Technologies, Incorporated (“Seller”), which Merger Agreement provides, subject to the conditions specified in the Merger Agreement (including, among other things, approval of the transaction by Seller’s stockholders), for the acquisition of Seller by the Company through a merger of Transitory Subsidiary with and into Seller with Seller surviving and becoming a wholly owned subsidiary of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on December 13, 2013 the Company intends to hold an investor call with respect to the Merger Agreement. A copy of the presentation to be distributed in connection with the call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the white paper attached as Exhibit 99.3 to this Current Report on Form 8-K is available on the Company’s website at http://www.sonus.net/resources/white-papers.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections.

Item 8.01.                              Other Events.

The matters disclosed under Item 7.01 above are incorporated herein by reference.

Item 9.01.                              Financial Statements and Exhibits.

(d)                       Exhibits:

Exhibit No.	Description

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1

Joint Press Release issued by Sonus Networks, Inc. and Performance Technologies, Incorporated, entitled, “Sonus Networks Announces Definitive Agreement to Acquire Performance Technologies, Inc.,” dated December 13, 2013.

99.2	Sonus Networks, Inc. Corporate Presentation, dated December 13, 2013.

99.3	White Paper entitled “Leveraging Synergies across Diameter and SIP Signaling in 4G/LTE Networks.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS NETWORKS, INC.

Date: December 13, 2013	By:	/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Joint Press Release issued by Sonus Networks, Inc. and Performance Technologies, Incorporated, entitled, “Sonus Networks Announces Definitive Agreement to Acquire Performance Technologies, Inc.,” dated December 13, 2013.

99.2	Sonus Networks, Inc., Corporate Presentation, dated December 13, 2013.

99.3	White Paper entitled “Leveraging Synergies across Diameter and SIP Signaling in 4G/LTE Networks.”